Exhibit 10.1

                   SHELF REGISTRATION RIGHTS AGREEMENT


                                                         August 31, 1998



To the Purchasers listed on
the signature pages hereof

Ladies and Gentlemen:

            Snyder Communications, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the stockholders of Clinical Communications Group Inc. listed on the signature pages hereto (collectively, the "Purchasers"), upon the terms set forth in an Agreement and Plan of Merger dated August 26, 1998 date herewith by and among the Company, Snyder CC Acquisition, Inc., a wholly owned subsidiary of the Company ("Acquisition") and Clinical Communications Group Inc. ("CCG") (the "Merger Agreement") pursuant to which Acquisition will be merged with and into CCG and the stockholders of CCG will receive as consideration for all of the issued and outstanding stock of CCG, shares of Common Stock, par value $0.001 per share, of the Company (the "Common Stock"). Pursuant to the terms of this Agreement, the Company has agreed to cause one Shelf Registration Statement (as defined below) to be filed covering 2,868,433 of the shares of Common Stock issued to the Purchasers pursuant to the Merger Agreement, less the number of any such shares of Common Stock sold or subject to an effective registration statement pursuant to the Registration Rights Agreement of even date herewith among the parties hereto (such number of the shares of Common Stock being referred to herein as the "Securities"). As an inducement to the Purchasers to enter into the Merger Agreement and in accordance with the terms thereof, the Company agrees with the Purchasers, (i) for the benefit of the Purchasers and (ii) for the benefit of the holders of the Securities from time to time (provided that the Company has received an opinion of counsel or appropriate certification reasonably acceptable to it that the transfer from the Purchaser to the holder of the Securities was effected in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act")) until such time as such Securities have been sold pursuant to a Shelf Registration Statement (each of the foregoing a "Holder" and together the "Holders"), as follows:

            1. Shelf Registration. The Company shall take the following actions:





NYFS01...:\07\74807\0003\2145\AGR7278V.06F

            (a) The Company shall, at its cost, prepare and, within 90 days following the Closing Date under the Merger Agreement (but in no event prior to the publication of at least 30 days of post-merger combined operations of Snyder and the Company), file with the United States Securities and Exchange Commission (the "Commission"), and shall use its best efforts to cause to be declared effective as soon as practicable, one registration statement on Form S-3 (or other appropriate form) (the "Shelf Registration Statement") covering the offer and sale of the Transfer Restricted Securities (as defined below) by the Holders thereof from time to time in accordance with the methods of distribution elected by such Holders and set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (such registration of the Securities being hereinafter referred to as a "Shelf Registration"); provided, however, that no Holder (other than a Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder (or such Holder's transferor agrees to be bound by such obligations in lieu thereof). "Transfer Restricted Securities" means each Security until (i) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (ii) the date on which such Security is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act. The number of Transfer Restricted Securities to be registered pursuant to the Shelf Registration hereunder shall be apportioned among the Holders in proportion to the number of Transfer Restricted Securities held by each such Holder, unless the Holders shall otherwise agree.

            (b) The Company shall use its best efforts to keep the Shelf Registration Statement continuously effective, in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Securities, until the earlier of (i) such time as all the Securities covered by the Shelf Registration Statement have been sold pursuant thereto or (ii) such time as the Shelf Registration Statement has been effective under the Securities Act for a period of seventy-five (75) days in the aggregate (excluding any period of less than ten (10) consecutive trading days) (in any case, such period being called the "Shelf Registration Period"). The Company shall be deemed not to have used its best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless (i) such action is required by applicable law or (ii) upon the occurrence of any event contemplated by paragraph 2(b)(v) below, such action is taken by the Company in good faith and for valid business reasons (not including avoidance of the Company's obligations hereunder) and the Company thereafter complies with the requirements of paragraph 2(h) below.

            (c) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause (other than information required to be supplied by the selling Holders pursuant to this Agreement) (i) the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder, (ii) the Shelf Registration Statement and any amendment thereto not to contain, when it becomes effective, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming a part of the Shelf Registration Statement, and any amendment or supplement to such prospectus, not to contain, as of the date of such prospectus or amendment or supplement, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            2. Registration Procedures. In connection with the Shelf Registration contemplated by Section 1 hereof the following provisions shall apply:

            (a) The Company shall (i) furnish to each Purchaser, prior to the filing thereof with the Commission, a copy of the Shelf Registration Statement and each amendment thereof and each amendment or supplement, if any, to the prospectus included therein and (ii) include the names of the Holders who propose to sell Securities pursuant to the Shelf Registration Statement, as selling security holders, and the manner of distribution they have elected.

            (b) The Company shall give written notice to the Purchasers and the Holders (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

                (i) when the Shelf Registration Statement or any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

               (ii) of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the prospectus included therein or for additional information;

              (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

               (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                (v) of the happening of any event that requires the Company to make changes in the Shelf Registration Statement or the prospectus in order that the Shelf Registration Statement or the prospectus do not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading, which written notice need not provide any detail as to the nature of such event.

            (c) The Company shall use best reasonable commercial efforts to obtain the withdrawal at the earliest possible time of any order suspending the effectiveness of the Shelf Registration Statement.

            (d) The Company shall furnish to each Holder of Securities included within the coverage of the Shelf Registration, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those incorporated by reference).

            (e) The Company shall, during the Shelf Registration Period, deliver to each Holder of Securities included within the coverage of the Shelf Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders in



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connection with the offering and sale of the Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

            (f) Prior to any public offering of the Securities pursuant to the Shelf Registration Statement, the Company shall register or qualify or cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of such Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any such Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by the Shelf Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

            (g) The Company, at its own expense, shall cooperate with the Holders of the Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to the Shelf Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Securities pursuant to the Shelf Registration Statement.

            (h) Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 2(b) above during the period for which the Company is required to maintain an effective Shelf Registration Statement, the Company shall as promptly as practicable prepare and file a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders or purchasers of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated herein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided in the case of paragraph (v) of Section 2(b) the Company's obligations pursuant to this paragraph (h) may be suspended if the Board of Directors of the Company has determined in good faith and using reasonable judgment that disclosure of information sufficient to ensure that the Shelf Registration Statement and related prospectus contain no such misstatement or omission would be significantly and materially disadvantageous to the Company's financial condition, business or prospects. If the Company notifies the Holders in accordance with paragraphs (ii)



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









through (v) of Section 2(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Holders shall suspend use of such prospectus.

             (i) The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Shelf Registration Statement, which statement shall cover such 12-month period.

            (j) The Company may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of the Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration the Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

            (k) The Company will cause the Securities to be sold pursuant to the Shelf Registration Statement to be listed on the New York Stock Exchange (the "NYSE") or, if not then listed on the NYSE, on the principal securities exchange or market on which the Common Stock shall then be traded.

            (l) Upon the written request of a Holder conveyed to the Company jointly by the Stockholder Representative (as defined in the Merger Agreement), which requests shall be made no more than four (4) times in the aggregate for all Holders, the Company will prepare and file with the Commission and deliver to the NYSE a supplement to the prospectus which forms a part of the Shelf Registration Statement with respect to such Holder's name and/or number of Securities, so that, as thereafter delivered to the purchasers of the Securities being sold thereunder, such prospectus will contain such Holder's correct name and/or number of Securities as indicated in writing by such Holder.

            3. Registration Expenses. The Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections



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1 and 2 hereof, whether or not the Shelf Registration Statement is filed or becomes effective, provided that the Holders of the Securities covered by each Shelf Registration shall bear the fees and disbursements of their counsel.

            4. Indemnification. (a) The Company agrees to indemnify and hold harmless each Holder, its employees and each person, if any, who is an Affiliate of such Holder within the meaning of the Securities Act or the Exchange Act (each Holder and such controlling persons are referred to collectively as the "Indemnified Parties") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Party becomes subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and subject to subsection (c) below, shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon (x) the use of any prospectus in violation of the last sentence of Section 2(h) provided that the Company is in compliance with its obligations pursuant to such Section, or (y) any untrue statement or omission made in the Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein.

            (b) Each Holder, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person becomes subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement of a material fact



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contained in the Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration, or arise out of or are based upon the omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, and to subsection (c) below, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company or any of its controlling persons.

            (c) Promptly after receipt by an indemnified party under this
Section 4 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 4, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not, in any event, relieve the indemnifying party from any obligations to any indemnified party, except to the extent the indemnifying party is actually prejudiced by such failure. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party if the representation of both such parties by the same counsel would constitute a conflict of interest). Notwithstanding the foregoing, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there exists a conflict of interest between the indemnifying party and any indemnified party or that there may be legal defenses available to it and other indemnified parties which are different from or additional to, and inconsistent or in conflict with, those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party



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under this Section 4 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party, and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

            (d) If the indemnification provided for in this Section 4 is unavailable or insufficient to hold harmless an indemnified party (including for purposes of this Section 4(d) any Indemnified Party referred to in Section 4(a)) under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsections (a) or (b) above (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this
Section 4(d), the Holders shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of



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the Securities pursuant to the Shelf Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

            (e) The agreements contained in this Section 4 shall survive the sale of the Securities pursuant to the Shelf Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

            5. Rules 144 and 144A. The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and it will take such further action as any Holder of Transfer Restricted Securities shall reasonably request to enable such holder to sell such securities without registration, including, without limitation, making publicly available the information necessary to permit sales of their securities pursuant to Rules 144 and 144A. Notwithstanding the foregoing, nothing in this Section 5 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act. The Company shall upon written request of a Holder of Registrable Securities deliver to such Holder a written statement as to its compliance with such request.

            6. Miscellaneous. (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Holders of a majority affected by such amendment, modification, supplemented, waiver or consents.

            (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

            (1) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 6(b), which



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      address initially is, with respect to each Purchaser, the address set forth in the Merger Agreement.

            (2) if to the Company, at its address as follows:

                  Snyder Communications, Inc.
                  Two Democracy Center
                  6903 Rockledge Drive
                  Bethesda, Maryland  20817
                  Fax No.: (301) 571-6271
                  Attn:  Chief Financial Officer

      with a copy to:

                  Weil, Gotshal & Manges LLP
                  767 Fifth Avenue
                  New York, NY  10153
                  Fax No.:    (212) 310-8007
                  Attention:  Norman D. Chirite, Esq.

            All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

            (c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and each Holder's registration rights are transferable to and may be exercised by any person to whom Transfer Restricted Securities have been transferred.

            (d) The Holders are express third party beneficiaries of this Agreement and are entitled to all of the rights and remedies against the Company as if they were parties hereto.

            (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so



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executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

            (h) Interpretation. Unless otherwise provided herein, any reference to days shall be deemed to mean calendar days.

            By the execution and delivery of this Agreement, the Company submits to the nonexclusive jurisdiction of any federal or state court in the State of New York.

            (i) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.





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









            If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Purchasers and the Company in accordance with its terms.



                              Very truly yours,

                              SNYDER COMMUNICATIONS, INC.

                              By: /s/ A. Clayton Perfall
                                  -------------------------------------
                                    Name: A. Clayton Perfall
                                    Title: Chief Financial Officer






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
The foregoing Shelf Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.



                                 THE PURCHASERS:


                                    Bankers Trust Corporation

                                    By: /s/ Leonard Ellis
                                        --------------------------------------
                                        Name: Leonard Ellis
                                        Title: Senior Vice President



                                    Bear, Stearns International Limited

                                    By: /s/ Steven D. Meyer
                                        --------------------------------------
                                        Name: Steven D. Meyer
                                        Title: Director


                                    Goldman, Sachs & Co.

                                    By: /s/ Goldman, Sachs & Co.
                                        --------------------------------------
                                        Name:
                                        Title:


                                    Merrill Lynch, Pierce, Fenner & Smith
                                      Incorporated

                                    By: /s/ Charles Plohn, Jr.
                                        --------------------------------------
                                        Name: Charles Plohn, Jr.
                                        Title: Managing Director

                                    EACH OTHER STOCKHOLDER OF
                                    CCG RECEIVING COMMON STOCK

                                    By: /s/ Corey Kupersmith
                                        --------------------------------------
                                         Corey Kupersmith
                                         Stockholder Representative



                                    By: /s/ David Wong
                                        --------------------------------------
                                        David Wong
                                        Stockholder Representative







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